SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 14, 2008
Date of Report
(Date of earliest event reported)

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A.P. PHARMA, INC.
(Exact name of Registrant as specified in its charter)

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Delaware	000-33221	94-2875566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Saginaw Drive
Redwood City, California  94063

(Address of principal executive offices) (Zip code)
(650) 366-2626
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 14, 2008, A.P. Pharma, Inc., a Delaware corporation (the “Company”), issued a press release, attached hereto as Exhibit 99.1 to this Form 8-K, announcing that Michael O’Connell, Chief Financial Officer of the Company, is leaving the Company on January 18, 2008.  Mr. O’Connell will continue to act as the Company’s principal financial officer and principal accounting officer until his departure.  Following that, Gregory Turnbull, President and Chief Executive Officer of the Company, will serve as principal financial officer and principal accounting officer on an interim basis until a successor is appointed.   The Company will commence a search for a new Chief Financial Officer.

Item 9.01 Financial Statements and Exhibits
(d)   Exhibits

99.1            Press Release of A.P. Pharma, Inc. dated January 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.P. PHARMA, INC.

Date: January 15, 2008	By:	/s/ Gregory Turnbull ________________
Name: Gregory Turnbull
Title: President and Chief Executive Officer